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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-21915

Date of Report (Date of Earliest Event Reported): December 3, 2003

COLDWATER CREEK INC.
(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864
(Address of principal executive offices)

(208) 263-2266
(Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

        The Registrant is hereby filing on this Form 8-K/A to amend the description of the Registrant's business, risk factors and management's discussion and analysis of financial condition and results of operations contained in the Form 8-K filed on December 4, 2003.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Updated description of the Registrant's business, risk factors and management's discussion and analysis of financial condition and results of operations

SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sandpoint, State of Idaho, on this 26th day of February 2004.

COLDWATER CREEK INC.
By:	/s/ DENNIS C. PENCE Chief Executive Officer and Chairman of the Board of Directors
By:	/s/ MELVIN DICK Chief Financial Officer (Principal Financial Officer)
By:	/s/ DUANE A. HUESERS Vice President of Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Updated description of the Registrant's business, risk factors and management's discussion and analysis of financial condition and results of operations

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX